UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 13, 2003

                        DIGITAL BROADBAND NETWORKS, INC.
               (Exact Name of Registrant as Specified in Charter)


    Delaware                            0-25658              84-1357927
(State or Other Jurisdiction   (Commission File No.)      (I.R.S. Employer
  of Incorporation)                                       Identification No.)

                  Suite 11.02 Menara Merais, No. 1, Jalan 19/3
                     46300 Petaling Jaya, Selangor, Malaysia
               (Address of Principal Executive Offices) (Zip Code)

     Registrant's telephone number, including area code: 011 (603) 7956 7026

                                 Not Applicable
          (Former name or former address, if changed since last report)



Item 7.  Financial Statements, Pro Forma Financial Statement and Exhibits

              (c)  Exhibits

                 99.1    Press Release dated November 13, 2003


Item 12.  Results of Operations and Financial Condition.

On November 13, 2003, Digital Broadband Networks, Inc. issued a press release announcing its unaudited financial results for the quarter and nine-month period ended September 30, 2003 in conjunction with the filing of its quarterly report on Form 10-QSB. A copy of the press release is attached as Exhibit 99.1 to this Current Report. The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 12 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            DIGITAL BROADBAND NETWORKS, INC.
                                     (Registrant)




Date: November 13, 2003    By:   /s/ Patrick Soon-Hock Lim
                                 -----------------------------------------------
                                 Patrick Soon-Hock Lim
                                 Chairman and Chief Executive Officer



                                  EXHIBIT INDEX

The following exhibit is filed as part of this report:

Exhibit No.              Description

99.1                     Press Release dated November 13, 2003